Exhibit 10.3

EXECUTION VERSION

Primavera Capital Acquisition Corporation (“SPAC”)

41/F Gloucester Tower

15 Queen’s Road Central

Hong Kong

Lanvin Group Holdings Limited 复朗集团 (“PubCo”)

Fosun Fashion Group (Cayman) Limited (the “Company”)

3701-02, Tower S2, Bund Finance Center

600 Zhongshan Rd East No.2

Shanghai, 200010, China

Fosun Fashion Holdings (Cayman) Limited (“FFH”)

PO Box 309, Upland House

Grand Cayman KY1-1104

Cayman Islands

October 28, 2022

Re:	Certain Arrangements

Dear Sirs:

Reference is made to (i) the Shareholder Support Deed, dated March 23, 2022, by and among SPAC, the Company, PubCo, FFH and certain other parties thereto (as may be amended, supplemented, modified and varied in accordance with the terms therein from time to time, the “Company Shareholder Support Deed”) and (ii) the letter agreement regarding certain arrangements, dated October 17, 2022, by and among SPAC, PubCo, the Company and FFH (as may be amended, supplemented, modified and varied in accordance with the terms therein from time to time, the “Letter Agreement”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Company Shareholder Support Deed or the Letter Agreement, as applicable.

1.

Each of the parties hereto confirms, acknowledges and agrees that, notwithstanding anything to the contrary in the Company Shareholder Support Deed or the Letter Agreement to the contrary, FFH shall not be obligated to surrender any Company Ordinary Share pursuant to either Section 1.6(e) and Schedule I of the Company Shareholder Support Deed or pursuant to paragraph 1 and Schedule I of the Letter Agreement.

2.

FFH hereby confirms, acknowledges and agrees that the Company Shareholder Support Deed and all of its obligations thereunder shall not be or deemed to be amended, changed, supplemented, waived or otherwise modified or terminated by this letter agreement and shall continue in full force and effect. Without limitation to the foregoing, FFH hereby expressly confirms, acknowledges and agrees that all of the provisions of Article I of the Company Shareholder Support Deed other than Section 1.6(e)(i) continue to apply in full force and effect to FFH as a Company Shareholder thereunder, notwithstanding any amendment to the Business Combination Agreement, as if each of those provisions had been repeated herein on the date hereof and immediately after the effectiveness of each such amendment.

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3.	This letter agreement shall become effective on the date hereof.

4.	This letter agreement shall constitute a Transaction Document for purposes of the Company Shareholder Support Deed and each other Transaction Document.

5.

This letter agreement, and any claim or cause of action hereunder based upon, arising out of or related to this letter agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this letter agreement, shall be governed by and construed in accordance with the Laws of Hong Kong, without giving effect to the principles of conflicts of laws that would otherwise require the application of the Laws of any other jurisdiction.

6.

All disputes arising out of or in connection with this letter agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Hong Kong. The official language of the arbitration shall be English. Any party to an award may apply to any court of competent jurisdiction for enforcement of such award and, for purposes of the enforcement of such award, the Parties irrevocably and unconditionally submit to the jurisdiction of any court of competent jurisdiction and waive any defenses to such enforcement based on lack of personal jurisdiction or inconvenient forum.

7.	Sections 3.5 to 3.11 of the Company Shareholder Support Deed are incorporated herein by reference; provided that, in each case, reference to “this Deed” therein shall mean this letter agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as of the date first written above.

PRIMAVERA CAPITAL ACQUISITION CORPORATION

By:	/s/ Tong Chen
Name: Tong Chen
Title: CEO

[Heritage – Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as a deed as of the date first written above.

LANVIN GROUP HOLDINGS LIMITED 复朗集团

By:	/s/ Yun CHENG
Name: Yun CHENG
Title: Director

[Heritage – Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as a deed as of the date first written above.

FOSUN FASHION GROUP (CAYMAN) LIMITED

By:	/s/ Yun CHENG
Name: Yun CHENG
Title: Director

[Heritage – Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as a deed as of the date first written above.

FOSUN FASHION HOLDINGS (CAYMAN) LIMITED

By:	/s/ Yun CHENG
Name: Yun CHENG
Title: Director

[Heritage – Signature Page to Letter Agreement]